FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2009

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State of Delaware)	(Commission File No.)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages is 8

Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data and preliminary quarterly loan portfolio analysis as of and for the period ended June 30, 2009 attached as Exhibits 99.1 and 99.2, respectively, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Financial Data as of and for the period ended June 30, 2009 (Unconsolidated)
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended June 30, 2009

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTFED FINANCIAL CORP.

Dated: July 31, 2009	By: /s/	Douglas J. Goddard
Douglas J. Goddard
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Page

99.1	Monthly Financial Data as of and for the period ended June 30, 2009	4-5
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended June 30, 2009	6-8

EXHIBIT 99.1

First Federal Bank of California MONTHLY REPORT OF OPERATIONS Unaudited, Unconsolidated Financial Highlights (Dollars in thousands)

	As of, for the month ended June 30, 2009	As of, for the month ended May 31, 2009	As of, for the month ended June 30, 2008	As of, for the 6 months ended June 30, 2009	As of, for the 6 months ended June 30, 2008

Cash and investment securities	$195,977	$325,438	$390,455
Total mortgage-backed securities	$-	$38,263	$43,233
Total assets	$6,367,188	$6,721,490	$7,178,136

LOANS:
Gross loans receivable	$6,133,210	$6,247,353	$6,559,610

Loans funded:
Single family loans	$852	$-	$70,165	$29,522	$437,649
Multi family loans	-	-	53,620	68,248	303,447
Commercial & industrial real estate loans	-	-	2,750	-	11,297
Other loans	2,509	199	7,048	8,313	24,562
Total loans funded	3,361	199	133,583	106,083	776,955
Loans originated for third parties	2,450	569	-	5,953	3,861
Total loans originated	$5,811	$768	$133,583	$112,036	$780,816

Percentage of ARMs originated	100%	100%	10%	82%	10%
Loan repayments:
Single family loans	$22,970	$18,376	$49,434	$92,996	$362,712
Multi family & commercial real estate loans	29,237	22,967	31,845	89,151	243,173
Other loans	1,249	4,960	1,724	25,219	13,872
	$53,456	$46,303	$83,003	$207,366	$619,757

Loans sold	$-	$10,897	$-	$21,813	$1,060

Percentage of adjustable rate loans to the total portfolio	70.32%	70.59%	79.73%

Non-performing assets to total assets ratio	10.15%	9.62%	8.20%

Delinquent loans:
Non-accrual single family loans	$543,720	$541,681	$491,693
Single family loans 30-59 days delinquent	$73,723	$96,677	$126,286
Single family loans 60-89 days delinquent	$35,494	$58,432	$81,410

BORROWINGS:
Federal Home Loan Bank advances	$1,350,000	$1,610,000	$2,199,000
Reverse repurchase agreements	$-	$-	$370,000

DEPOSITS:
Retail deposits	$3,530,454	$3,433,407	$3,169,443
Wholesale deposits	1,115,259	1,240,816	691,737
	$4,645,713	$4,674,223	$3,861,181

Net increase (decrease) in deposits	$(28,510)	$370	$(48,136)	$(270,999)	$(307,767)

AVERAGE INTEREST RATES (CONSOLIDATED):

	As of, for the month ended June 30, 2009	As of, for the month ended May 31, 2009	As of, for the month ended June 30, 2008	As of, for the 6 months ended June 30, 2009	As of, for the 6 months ended June 30, 2008
Yield on loans	4.64%	5.02%	5.82%	5.17%	6.48%
Yield on investments	0.86%	2.54%	5.23%	2.25%	5.09%
Yield on earning assets	4.37%	4.83%	5.77%	4.91%	6.38%
Cost of deposits	2.61%	2.78%	3.23%	2.80%	3.62%
Cost of borrowings	2.92%	2.89%	3.55%	2.88%	4.13%
Cost of money	2.70%	2.81%	3.36%	2.82%	3.81%
Earnings spread	1.67%	2.02%	2.41%	2.09%	2.57%
Effective net spread	1.69%	2.03%	2.58%	2.08%	2.76%

EXHIBIT 99.2

PRELIMINARY QUARTERLY LOAN PORTFOLIO ANALYSIS
Unaudited, Unconsolidated
(Dollars in thousands)

Summary of Loan Portfolio Balances
	June 30, 2009		March 31, 2009		December 31, 2008
First trust deeds residential loans:
One to four units	$3,988,511		$4,215,571		$4,378,731
Five or more units	1,906,711		1,975,655		1,936,286
Residential loans	5,895,222		6,191,226		6,315,017

Other real estate loans	141,751		147,010		154,994
Non-Real estate loans	96,237		106,386		114,392
Total loans receivable	$6,133,210		$6,444,622		$6,584,403

Single family loan portfolio by year of origination

Year of Origination	June 30, 2009		March 31, 2009		December 31, 2008
2003 and prior	$278,951	7.0%	$292,397	6.9%	$301,288	6.8%
2004	513,925	12.9%	544,122	12.9%	567,660	13.0%
2005	1,204,398	30.2%	1,297,572	30.8%	1,390,979	31.8%
2006	767,324	19.2%	825,049	19.6%	876,255	20.0%
2007	320,012	8.0%	332,958	7.9%	341,023	7.8%
2008	875,129	22.0%	894,944	21.2%	901,526	20.6%
2009	28,772	0.7%	28,529	0.7%	-	0.0%
Total single family portfolio	$3,988,511	100.0%	$4,215,571	100.0%	$4,378,731	100.0%

Single family loan portfolio by original LTV ratio

Original LTV Ratio	June 30, 2009		March 31, 2009		December 31, 2008
<65%	$900,015	22.6%	$938,730	22.2%	$949,119	21.6%
65 - 70%	508,443	12.7%	533,547	12.7%	535,765	12.2%
70 - 75%	564,335	14.1%	587,872	13.9%	606,856	13.9%
75 - 80%	1,825,963	45.8%	1,942,552	46.1%	2,047,508	46.8%
80 - 85%	37,162	0.9%	42,231	1.0%	46,797	1.1%
85 - 90%	117,399	2.9%	133,128	3.2%	153,273	3.5%
>90%	35,194	1.0%	37,511	0.9%	39,413	0.9%
Total single family portfolio	$3,988,511	100.0%	$4,215,571	100.0%	$4,378,731	100.0%

Single family loan portfolio by estimated current LTV ratio
Estimated Current LTV -Price Adjusted (1)	Loan Balance	% of Portfolio	Average Estimated Current LTV Ratio
<70%	$834,004	20.9%	51.3%
>70% <=80%	469,320	11.8%	75.2%
>80% <=90%	598,993	15.0%	84.8%
>90% <=100%	500,833	12.6%	95.4%
>100% <=110%	498,380	12.5%	104.8%
>110%	878,119	22.0%	124.2%
Partially Charged Off (2)	199,553	5.0%	100.0%
Not in MSAs	9,309	0.2%	N/A
Total single family portfolio	$3,988,511	100.0%	89.5%

(1) The current estimated loan to value ratio is based on OFHEO March 2009 data. The OFHEO housing price index provides a broad measure of the housing price movements by Metropolitan Statistical Area (MSA). In evaluating the potential for loan losses within the bank’s portfolio, the Bank considers both the fact that OFHEO data cannot reflect price movements for the most recent three months, and that individual areas within an MSA will perform worse than the average for the larger area. The Bank therefore also looks at sales data that is available by zip code, as well as the Bank’s experience with marketing foreclosed properties in estimating the loan loss reserve that is required.
(2) The $199.6 million of loans were charged off by $125.5 million to their estimated collateral value.

Single family loan portfolio by borrower documentation type

Borrower documentation type (3)	June 30, 2009		March 31, 2009		December 31, 2008
Verified Income/Verified Assets	$1,730,935	43.4%	$1,794,891	42.6%	$1,808,445	41.3%
Stated Income/Verified Assets	955,424	24.0%	1,022,258	24.2%	1,087,151	24.8%
Stated Income/Stated Assets	966,532	24.2%	1,041,623	24.7%	1,100,672	25.2%
No Income/No Assets	335,620	8.4%	356,799	8.5%	382,463	8.7%
Total single family portfolio	$3,988,511	100.0%	$4,215,571	100.0%	$4,378,731	100.0%

(3) Low documentation categories include $782.4 million of loans that have been fully documented during the modification process.

Single family loan portfolio by geographic distribution

Region	June 30, 2009		March 31, 2009		December 31, 2008
Los Angeles County	$1,168,364	29.3%	$1,212,260	28.7%	$1,233,889	28.2%
San Francisco Bay Area	698,885	17.5%	737,736	17.5%	768,262	17.5%
Central California Coast	549,470	13.8%	577,019	13.7%	598,268	13.7%
San Diego Area	396,623	9.9%	420,583	10.0%	441,631	10.1%
Orange County	444,160	11.1%	467,888	11.1%	479,464	10.9%
San Bernardino / Riverside Counties	257,220	6.5%	277,432	6.6%	296,624	6.8%
San Joaquin Valley	158,246	4.0%	176,414	4.2%	194,741	4.4%
Sacramento Valley	163,949	4.1%	181,808	4.3%	197,861	4.6%
Other	151,594	3.8%	164,431	3.9%	167,991	3.8%
Total single family portfolio	$3,988,511	100.0%	$4,215,571	100.0%	$4,378,731	100.0%

Delinquent and nonaccrual loans by year of origination

Year of Origination	30-89 Days Delinquent		Non-accrual (4)		Total
2003 and prior	$2,851	2.6%	$20,330	3.7%	$23,181	3.6%
2004	20,365	18.6%	77,855	14.3%	98,219	15.0%
2005	40,170	36.8%	244,517	45.0%	284,687	43.6%
2006	30,252	27.7%	166,291	30.6%	196,543	30.1%
2007	10,447	9.6%	31,847	5.9%	42,294	6.5%
2008	5,132	4.7%	2,880	0.5%	8,012	1.2%
Total single family defaults	$109,217	100.0%	$543,720	100.0%	$652,936	100.0%

(4) This category includes $196.9 of loans, which were charged off by $123.8 million to their estimated collateral value.

Delinquent and nonaccrual loans by geographic distribution
Region	Delinquent Balance	% of Total Delinquent	Delinquent % of regional portfolio
Los Angeles County	$113,936	17.4%	9.8%
San Francisco Bay Area	114,288	17.5%	16.4%
Central California Coast	93,775	14.5%	17.1%
San Diego Area	77,895	11.9%	19.6%
Orange County	65,966	10.1%	14.9%
San Bernardino/Riverside	69,323	10.6%	27.0%
San Joaquin Valley	43,163	6.6%	27.3%
Sacramento Valley	39,947	6.1%	24.4%
Other	34,643	5.3%	22.9%
Total single family defaults	$652,936	100.0%	16.4%

Delinquent and nonaccrual loans by borrower documentation type
Borrower documentation type	Delinquent Balance	% of Total Delinquent	Delinquent % of documentation type
Verified Income/Verified Assets	$116,467	17.8%	6.7%
Stated Income/Verified Assets	206,814	31.7%	21.6%
Stated Income/Stated Assets	251,421	38.5%	26.0%
No Income/No Assets	78,234	12.0%	23.3%
Total single family defaults	$652,936	100.0%	16.4%

Delinquent and nonaccrual loans by estimated current loan to value ratio

Estimated Current LTV -Price Adjusted (5)	Loan Balance	% of Total Delinquent	Average Estimated Current LTV Ratio
<70%	$23,587	3.6%	52.1%
>70% <=80%	35,062	5.4%	74.6%
>80% <=90%	36,597	5.6%	85.2%
>90% <=100%	73,032	11.2%	95.7%
>100% <=110%	86,688	13.3%	105.1%
>110%	196,902	30.1%	125.9%
Partially Charged Off (6)	200,622	30.7%	100.0%
Not in MSAs	446	0.1%	N/A
Total single family defaults	$652,936	100.0%	106.0%

(5) The current estimated loan to value ratio is based on OFHEO March 2009 data.
(6) The $200.6 of loans were charged off by $123.8 million to their estimated collateral value.

Forecast of single family loan portfolio payment recast
Recast quarter (7)	Recast Balance	Number of Loans

3rd quarter 2009	$39,631	92
4th quarter 2009	126,726	287
Total 2009	166,357	379

2010	511,051	1,136
2011	378,114	753
Thereafter	228,633	327
Grand total	$1,284,155	2,595

(7) Period in which currently performing borrowers are estimated to reach their maximum negative amortization, and be required to make a fully amortizing payment, assuming all borrowers make the minimum payment, and no loans are prepaid prior to their reset date. Does not include loans that have already reached their payment recast or loans that by their terms do not allow for negative amortization.

Real estate owned activity
Real Estate Owned	Balance	Number of Properties
Beginning balance (as of 3/31/2009)	$98,081	413
Acquisitions	72,180	322
Write-downs	(3,824)
Sales of REO	(68,405)	(322)
Ending REO Balance (as of 6/30/2009)	$98,032	413
Properties in Escrow	$35,802	177

Loss Mitigation Activity (8)
Loan modifications 2009 year-to-date	Loan Balance	Number of Loans
Loan terms modified to:
Monthly Adjustable Interest Only 5-years	$279,611	556
Fixed Interest Only 5-years	194,794	407
Monthly Adjustable Amortizing 5-years	140,363	313
Fixed Amortizing 5-years	101,498	229
6-month Adjustable Interest Only 5-years	96,302	224
6-month Adjustable Amortizing	20,128	49
Other	4,501	8
Grand total (9)	$837,197	1,786

(8) Of these 1,786 modified loans, 1,751 loans with a net balance of $822.5 million were considered to be troubled debt restructuring, based on the Bank's underwriting of the borrower and the property at the date of the modifcation. Based on the yield reduction of these modified loans the bank maintains an impaired valuation allowance of $50.8 million.
(9) This disclosure does not include 246 modified loans that were moved to non-accrual status with an estimated collateral value of $86 million.